Oppenheimer Asset Allocation Fund
Annual Report December 31, 1995

(Picture of Patio Barbecue)

"We need the
comfort
that comes
from
diversifying
across
different
types of
investments...
but we
want it from
one fund."

(Oppenheimer Logo(R))

This Fund is for people who want one investment to do it all--strategically allocating their money across stocks, bonds, and money market securities.

News

Outstanding Total Return

Cumulative Total Return for the
3-Year Period Ended 12/31/95:

Oppenheimer Asset Allocation Fund
Class A (at net asset value)1

40.53%

Lipper Flexible Portfolio Funds Average3

Performance

36.15%

How Your Fund Is Managed

Oppenheimer Asset Allocation Fund uses a combination of investment styles to seek high total return while managing risk.

     The Fund seeks to achieve its goals by investing in a combination of stocks, bonds and money market instruments--strategically allocated to take advantage of current economic conditions.

     Investing in stocks can offer the best potential for long-term growth. The Fund's managers invest in established U.S. and inter-national companies that they believe have excellent potential for appreciation.

     And the Fund seeks income from diver-sified fixed-income and money market investments which can act as a cushion against fluctuations in the value of the stocks in the Fund's portfolio.

Performance

Total return at net asset value for the 12 months ended 12/31/95 was 22.79% for Class A shares and 21.69% for Class C shares.1

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 12/31/95 and since inception of the Class on 4/24/87 were 15.73%, 10.31% and 8.77%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 12/1/93 were 20.69% and 9.68%, respectively.2

Outlook

"Our outlook remains optimistic. The domestic markets have performed very well over the past year, and we expect them to continue to provide solid opportunities to diversified investors like ourselves."

                                          Richard Rubinstein, Portfolio Manager
                                                              December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales chanrges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 4/24/87 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Prior to 4/1/91, the Fund's maximum sales charge rate for Class A shares was higher, so that actual account results would have been less. Class C returns show results of hypothetical investments on 12/31/94 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. Class B cumulative total return since inception (8/29/95) was -0.47%. An explanataion of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services. The Lipper total return average for the 3-year period was for 64 flexible portfolio funds. The average is shown for comparative purposes only. Oppenheimer Asset Allocation Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance does not take sales charges into consideration.

2 Oppenheimer Asset Allocation Fund

(PHOTO OF BRIDGET A. MACASKILL)
Bridget A. Macaskill
President
Oppenheimer Asset
Allocation Fund

Dear OppenheimerFunds Shareholder,

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

     Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

     The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competitors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

     But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

     With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

     Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

     But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding inte rnational economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill

Bridget A. Macaskill
January 22, 1996

3  Oppenheimer Asset Allocation Fund

Q + A

(PHOTO OF RICHARD RUBINSTEIN, PORTFOLIO MANAGER, WITH ROBERT DOLL, EXECUTIVE VP, DIRECTOR OF EQUITY INVESTMENTS)

(PHOTO OF PAUL LAROCCO, MEMBER OF EQUITY INVESTMENTS TEAM)

(PHOTO OF ROBERT DOLL)

Q What
do you
look for in
stocks?

An interview with your Fund's managers.

How has the Fund performed over the past six months?

The Fund has performed very well over the period, primarily due to our broad diversification. Because different types of securities will perform better at different times, we employ five complementary investment strategies and invest in both stocks and bonds. This approach to the markets has allowed us to turn in another period of solid results with lower than average risk.

What are the primary reasons for the Fund's performance?

Our performance was driven primarily by our holdings in domestic stocks and bonds. In stocks, we had large positions in two of the top-performing sectors of the market, technology and healthcare. Both of these areas outperformed the market due to expectations for continued strong earnings in what has become a slower-growing economy. As for our investments in domestic bonds, declining interest rates had a dramatic--and very positive--effect on longer-term issues. We also benefited from our longer term Treasuries and dollar denominated foreign bonds.1

Were there any investments that didn't perform as expected?

Though we believe they will outperform the U.S. over time, foreign stocks and bonds performed relatively poorly over the past six months. Growth in Europe is currently slow, and interest rates there haven't declined as quickly as expected, which held markets back. In Japan, we believe there is again great potential, but it hasn't translated into returns yet.

What areas have you targeted recently?

For the past several months, high quality growth stocks have been the place to be--and these companies, such as brand name consumer products, pharmaceuticals and

1. The Fund's portfolio is subject to change.

4  Oppenheimer Asset Allocation Fund

Facing page

Top left: Richard Rubinstein, Portfolio Manager, with Robert Doll, Executive VP, Director of Equity Investments

Top right: Paul LaRocco, Member of Equity Investments Team

Bottom: Robert Doll

This page
Top: Richard Rubinstein

Bottom: Bruce Bartlett, Member
of Equity Investments Team

A Dominant market positions
and strong
balance sheets.


food and beverage makers--should continue to benefit as the economy matures. Because of the steady nature of their sales, we believe investors will be drawn to these companies throughout 1996, when the economy is likely to grow at a slower pace.


     We've also continued to increase our exposure to foreign markets. We think foreign investing makes sense. With populations that are less mature and with many primary needs yet to be satisfied, foreign markets should grow faster than the U.S. over time. We're taking advantage of a time of relatively low stock prices as an opportunity to buy the companies we think have the best market positions.

     In addition, we're increasing our positions in some of our top holdings at this time--companies with stock prices we consider low for the value of the company and with managements that are maintaining a tight rein on costs. Beyond that, we're always looking for opportunities to buy stocks that are temporarily out of favor but that have dominant market positions and strong balance sheets.

     As far as income, we're strategically positioned just about equally across U.S. Treasuries, foreign bonds and corporate high yield bonds. As U.S. interest rates came down, causing prices to go up on U.S. Treasuries over the year, we began to sell our holdings in Treasuries and to increase our positions in foreign bonds. Yields outside of the U.S. are currently much more attractive than domestic yields, and though foreign investing entails greater expenses and risks, we believe that the risk of currency fluctuation has declined now that the dollar has stabilized.

What is your outlook for the Fund?

Our outlook remains optimistic. The domestic markets have performed very well over the past year, and we expect them to continue to provide solid opportunities. While corporate earnings rates are likely to slow from what we've seen over the past two years, we believe they will remain strong--and continued low interest rates should bode well for prices of both stocks and bonds. Outside of the U.S., our foreign holdings offer both solid growth potential and an opportunity for strategic diversification. (Soild Box)

(PHOTO OF RICHARD RUBINSTEIN)

(PHOTO OF BRUCE BARTLETT, MEMBER OF EQUITY INVESTMENTS TEAM)

5  Oppenheimer Asset Allocation Fund

                     Statement of Investments   December 31, 1995


                                                                                                  Face                Market Value
                                                                                                  Amount(1)           See Note 1
==================================================================================================================================
Mortgage-Backed Obligations--0.6%
----------------------------------------------------------------------------------------------------------------------------------
Government Agency--0.4%
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--0.2%
                     Federal National Mortgage Assn.:
                     11.50%, 7/1/11                                                               $     219,623        $   247,103
                     11.75%, 1/1/16                                                                     279,716            318,002
                                                                                                                       -----------
                                                                                                                           565,105
----------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--0.2%
                     Government National Mortgage Assn., 9%, 11/15/08--5/15/09                          575,128            615,730
----------------------------------------------------------------------------------------------------------------------------------
Private--0.2%
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family--0.2%   Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                     Series 1994-C2, Cl. E, 8%, 4/25/25                                                 394,662            372,463
                                                                                                                       -----------
                     Total Mortgage-Backed Obligations (Cost $1,410,596)                                                 1,553,298

==================================================================================================================================
U.S. Government Obligations--14.2%
----------------------------------------------------------------------------------------------------------------------------------
Treasury--14.2%      U.S. Treasury Nts.:
                     7.875%, 6/30/96                                                                  8,500,000          8,611,562
                     8.25%, 7/15/98                                                                  16,000,000         17,130,000
                     8.875%, 11/15/98                                                                   950,000          1,040,250
                     9.25%, 1/15/96                                                                     825,000            827,320
                     9.25%, 8/15/98                                                                   9,450,000         10,362,510
                                                                                                                       -----------
                     Total U.S. Government Obligations (Cost $36,136,078)                                               37,971,642

==================================================================================================================================
Foreign Government Obligations--11.1%
----------------------------------------------------------------------------------------------------------------------------------
                     Argentina (Republic of):
                     Bonds, Bonos de Consolidacion de Deudas, Series I, 5.836%, 4/1/01(2)(3)          1,481,550          1,163,275
                     Par Bonds, 5%, 3/31/23(4)                                                        2,500,000          1,426,562
                     Past Due Interest Bonds, Series L, 6.812%, 3/31/05(2)                            3,000,000          2,145,000
                     -------------------------------------------------------------------------------------------------------------
                     Bonos de la Tesoreria de la Federacion, Zero Coupon:
                     48.252%, 10/3/96(5) MXP                                                          4,384,900            420,019
                     51.195%, 9/12/96(5) MXP                                                          4,667,740            455,943
                     -------------------------------------------------------------------------------------------------------------
                     Canada (Government of) Bonds:
                     9.75%, 12/1/01 CAD                                                               6,000,000          5,056,425
                     9.75%, 6/1/01 CAD                                                                2,000,000          1,673,861
                     -------------------------------------------------------------------------------------------------------------
                     Denmark (Kingdom of) Bonds, 8%, 3/15/06 DKK                                     21,900,000          4,167,156
                     -------------------------------------------------------------------------------------------------------------
                     Eskom Loan Participation Agreements, Series 168, 11%, 6/1/08 ZAR                 6,430,000          1,437,352
                     -------------------------------------------------------------------------------------------------------------
                     Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
                     8.50%, 8/1/99 ITL                                                            1,800,000,000          1,076,892
                     -------------------------------------------------------------------------------------------------------------
                     Poland (Republic of) Treasury Bills, Zero Coupon:
                     24.131%, 11/13/96(5) PLZ                                                         2,300,000            766,728
                     24.426%, 7/3/96(5) PLZ                                                           2,140,000            771,300
                     -------------------------------------------------------------------------------------------------------------
                     Queensland Treasury Corp. Gtd. Exch. Nts., 10.50%, 5/15/03 AUD                   5,000,000          4,192,008
                     -------------------------------------------------------------------------------------------------------------
                     Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03 AUD                       3,000,000          2,228,812
                     -------------------------------------------------------------------------------------------------------------
                     United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                   1,050,000          2,017,409
                     -------------------------------------------------------------------------------------------------------------
                     Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
                     Series A, 6.812%, 3/31/07(2)                                                     1,500,000            836,250
                                                                                                                       -----------
                     Total Foreign Government Obligations (Cost $28,390,840)                                            29,834,992

                     6  Oppenheimer Asset Allocation Fund

                                                                                                    Face              Market Value
                                                                                                    Amount(1)         See Note 1
==================================================================================================================================
Non-Convertible Corporate Bonds and Notes--12.4%
----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--1.5%
----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.2%      Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                        $  500,000         $   568,969
----------------------------------------------------------------------------------------------------------------------------------
Metals--0.5%         Horsehead Industries, Inc., 14% Sub. Nts., 6/1/99                                 400,000             418,668
                     -------------------------------------------------------------------------------------------------------------
                     Inland Steel Industries, Inc., 12.75% Nts., 12/15/02                              400,000             452,000
                     -------------------------------------------------------------------------------------------------------------
                     Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                    500,000             551,250
                                                                                                                       -----------
                                                                                                                         1,421,918
----------------------------------------------------------------------------------------------------------------------------------
Paper--0.8%          Gaylord Container Corp., 0%/12.75% Sr. Sub. Disc. Debs., 5/15/05(6)               600,000             591,000
                     -------------------------------------------------------------------------------------------------------------
                     Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06                  1,000,000             955,000
                     -------------------------------------------------------------------------------------------------------------
                     Riverwood International Corp., 10.75% Sr. Nts., 6/15/00                           500,000             534,375
                                                                                                                       -----------
                                                                                                                         2,080,375
----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--5.7%
----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                    725,000             685,125
----------------------------------------------------------------------------------------------------------------------------------
Leisure &            Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02                   297,564             314,302
Entertainment--0.1%
----------------------------------------------------------------------------------------------------------------------------------
Media--4.8%          Adelphia Communications Corp., 12.50% Sr. Nts., 5/15/02                         1,000,000             980,000
                     -------------------------------------------------------------------------------------------------------------
                     Bell Cablemedia PLC, 0%/11.875% Sr. Disc. Nts., 9/15/05(6)(7)                     800,000             508,000
                     -------------------------------------------------------------------------------------------------------------
                     Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                 1,000,000           1,085,000
                     -------------------------------------------------------------------------------------------------------------
                     Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04                          500,000             531,250
                     -------------------------------------------------------------------------------------------------------------
                     Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13                          1,000,000           1,065,000
                     -------------------------------------------------------------------------------------------------------------
                     Diamond Cable Communications PLC, 0%/13.25% Sr. Disc. Nts., 9/30/04(6)            500,000             353,750
                     -------------------------------------------------------------------------------------------------------------
                     News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                            1,000,000           1,128,758
                     -------------------------------------------------------------------------------------------------------------
                     Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub.
                     Disc. Nts., 8/1/03(6)                                                           1,250,000           1,031,250
                     -------------------------------------------------------------------------------------------------------------
                     People's Choice TV Corp., 0%/13.125% Sr. Disc. Nts., 6/1/04(6)                    500,000             288,750
                     -------------------------------------------------------------------------------------------------------------
                     Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07           1,000,000           1,067,500
                     -------------------------------------------------------------------------------------------------------------
                     SCI Television, Inc., 11% Sr. Nts., Series 1, 6/30/05                             500,000             527,500
                     -------------------------------------------------------------------------------------------------------------
                     TeleWest PLC, 9.625% Sr. Debs., 10/1/06                                         1,000,000           1,021,250
                     -------------------------------------------------------------------------------------------------------------
                     Time Warner, Inc., 7.95% Nts., 2/1/00                                           1,000,000           1,057,336
                     -------------------------------------------------------------------------------------------------------------
                     TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                   1,100,000           1,294,457
                     -------------------------------------------------------------------------------------------------------------
                     United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                     12.819%, 11/15/99(5)                                                            1,000,000             625,000
                     -------------------------------------------------------------------------------------------------------------
                     Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05(6)                         500,000             312,500
                                                                                                                       -----------
                                                                                                                        12,877,301
----------------------------------------------------------------------------------------------------------------------------------
Retail: General--0.3%
                     Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                        900,000             886,500
----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.2%
                     Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                               500,000             503,750
----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--1.2%
----------------------------------------------------------------------------------------------------------------------------------
Food--0.8%           Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                           750,000             573,750
                     -------------------------------------------------------------------------------------------------------------
                     Grand Union Co., 12% Sr. Nts., 9/1/04                                           1,137,000             989,190
                     -------------------------------------------------------------------------------------------------------------
                     Ralph's Grocery Co., 11% Sr. Sub. Nts., 6/15/05                                   500,000             490,000
                                                                                                                       -----------
                                                                                                                         2,052,940

                     7  Oppenheimer Asset Allocation Fund


                                                                                                    Face              Market Value
                                                                                                    Amount(1)         See Note 1
==================================================================================================================================
Healthcare/Supplies  Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                       $  345,000         $   398,475
& Services--0.1%
----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.3%
                     Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                     Series B, 12.09%, 5/27/98(5)                                                    1,000,000             800,000
----------------------------------------------------------------------------------------------------------------------------------
Energy--0.9%
----------------------------------------------------------------------------------------------------------------------------------
Energy Services &    Maxus Energy Corp., 11.50% Debs., 11/15/15                                      1,000,000           1,037,500
Producers--0.7%      -------------------------------------------------------------------------------------------------------------
                     OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                           750,000             853,125
                                                                                                                       -----------
                                                                                                                         1,890,625

----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--0.2% Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                               400,000             443,000
----------------------------------------------------------------------------------------------------------------------------------
Financial--1.0%
----------------------------------------------------------------------------------------------------------------------------------
Diversified          GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                     750,000             706,875
Financial--0.6%      -------------------------------------------------------------------------------------------------------------
                     GPA Holland BV, 9.75% Medium-Term Nts., Series B, 6/10/96(7)                    1,000,000           1,000,000
                                                                                                                       -----------
                                                                                                                         1,706,875

----------------------------------------------------------------------------------------------------------------------------------
Insurance--0.4%      Conseco, Inc., 8.125% Sr. Nts., 2/15/03                                         1,000,000             987,965
----------------------------------------------------------------------------------------------------------------------------------
Industrial--1.0%
----------------------------------------------------------------------------------------------------------------------------------
Industrial           Owens-Illinois, Inc.:
Materials--0.5%      10% Sr. Sub. Nts., 8/1/02                                                         500,000             525,625
                     11% Sr. Debs., 12/1/03                                                            650,000             736,937
                                                                                                                       -----------
                                                                                                                         1,262,562

----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.3%
                     EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                     1,000,000             890,000
----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.2%
                     MacAndrews & Forbes Group, Inc., 12.25% Sub. Nts., 7/1/96                         500,000             505,000
----------------------------------------------------------------------------------------------------------------------------------
Technology--0.8%
----------------------------------------------------------------------------------------------------------------------------------
Aerospace/           Communications & Power Industries, Inc., 12% Sr. Sub. Nts., 8/1/05                500,000             516,250
Defense--0.4%        -------------------------------------------------------------------------------------------------------------
                     Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97(2)                             400,000             382,000
                                                                                                                       -----------
                                                                                                                           898,250

----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-  Centennial Cellular Corp., 8.875% Sr. Nts., 11/1/01                               500,000             493,750
Technology--0.4%     PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(6)             800,000             622,000
                                                                                                                       -----------
                                                                                                                         1,115,750

----------------------------------------------------------------------------------------------------------------------------------
Utilities--0.4%
----------------------------------------------------------------------------------------------------------------------------------
Electric             First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16    1,000,000           1,031,370
Utilities--0.4%                                                                                                        -----------
                     Total Non-Convertible Corporate Bonds and Notes (Cost $32,720,862)                                 33,321,052

==================================================================================================================================
Convertible Corporate Bonds and Notes--0.5%
----------------------------------------------------------------------------------------------------------------------------------
                     MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,541,270)           1,650,000           1,309,687


                     8  Oppenheimer Asset Allocation Fund

                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
==================================================================================================================================
Common Stocks--55.4%
----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.5%
----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.5%      ARCO Chemical Co.                                                                  16,300          $  792,587
                     -------------------------------------------------------------------------------------------------------------
                     Bayer AG, Sponsored ADR                                                            90,000           2,380,041
                     -------------------------------------------------------------------------------------------------------------
                     IMC Global, Inc.(8)                                                                19,200             784,800
                                                                                                                        ----------
                                                                                                                         3,957,428
----------------------------------------------------------------------------------------------------------------------------------
Gold--0.1%           Santa Fe Pacific Gold Corp.                                                        14,600             177,025
----------------------------------------------------------------------------------------------------------------------------------
Metals--0.7%         Brush Wellman, Inc.                                                                93,300           1,609,425
                     -------------------------------------------------------------------------------------------------------------
                     Inland Steel Industries, Inc.                                                      14,500             364,312
                                                                                                                        ----------
                                                                                                                         1,973,737
----------------------------------------------------------------------------------------------------------------------------------
Paper--1.2%          Aracruz Celulose SA, Sponsored ADR, Cl. B                                         110,000             852,500
                     -------------------------------------------------------------------------------------------------------------
                     Georgia-Pacific Corp.                                                               9,300             638,212
                     -------------------------------------------------------------------------------------------------------------
                     Louisiana-Pacific Corp.(8)                                                         29,300             710,525
                     -------------------------------------------------------------------------------------------------------------
                     MacMillan Bloedel Ltd.                                                             20,900             253,412
                     -------------------------------------------------------------------------------------------------------------
                     Stone Container Corp.                                                              46,300             665,562
                                                                                                                        ----------
                                                                                                                         3,120,211
----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--8.2%
----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.8%
                     Fiat SpA                                                                          320,000           1,040,848
                     -------------------------------------------------------------------------------------------------------------
                     General Motors Corp.(8)                                                            20,000           1,057,500
                                                                                                                        ----------
                                                                                                                         2,098,348
----------------------------------------------------------------------------------------------------------------------------------
Leisure &            AMR Corp.(8)(9)                                                                    14,600           1,084,050
Entertainment--3.6%  -------------------------------------------------------------------------------------------------------------
                     Carnival Corp., Cl. A                                                              26,400             643,500
                     -------------------------------------------------------------------------------------------------------------
                     Cracker Barrel Old Country Store, Inc.                                             61,300           1,057,425
                     -------------------------------------------------------------------------------------------------------------
                     Eastman Kodak Co.                                                                  21,900           1,467,300
                     -------------------------------------------------------------------------------------------------------------
                     International Game Technology                                                      69,600             756,900
                     -------------------------------------------------------------------------------------------------------------
                     King World Productions, Inc.(9)                                                    40,000           1,555,000
                     -------------------------------------------------------------------------------------------------------------
                     Mattel, Inc.(8)                                                                    42,750           1,314,562
                     -------------------------------------------------------------------------------------------------------------
                     Shimano, Inc.                                                                      40,000             705,757
                     -------------------------------------------------------------------------------------------------------------
                     US West Media Group(9)                                                             54,000           1,026,000
                                                                                                                        ----------
                                                                                                                         9,610,494
----------------------------------------------------------------------------------------------------------------------------------
Media--1.8%          Comcast Corp., Cl. A Special                                                       95,000           1,727,812
                     -------------------------------------------------------------------------------------------------------------
                     Dow Jones & Co., Inc.                                                              18,500             737,687
                     -------------------------------------------------------------------------------------------------------------
                     Grupo Televisa SA, Sponsored ADR(7)                                                15,500             348,750
                     -------------------------------------------------------------------------------------------------------------
                     South China Morning Post Holdings Ltd.                                          1,200,000             733,322
                     -------------------------------------------------------------------------------------------------------------
                     Time Warner, Inc.                                                                  34,000           1,287,750
                                                                                                                        ----------
                                                                                                                         4,835,321
----------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.4%
                     Authentic Fitness Corp.                                                            69,600           1,444,200
                     -------------------------------------------------------------------------------------------------------------
                     Cone Mills Corp.(9)                                                               117,500           1,321,875
                     -------------------------------------------------------------------------------------------------------------
                     Price/Costco, Inc.(9)                                                              65,900           1,004,975
                     -------------------------------------------------------------------------------------------------------------
                     Wal-Mart Stores, Inc.                                                               1,400              31,325
                                                                                                                        ----------
                                                                                                                         3,802,375

                     9  Oppenheimer Asset Allocation Fund

                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.6%
                     Best Buy Co., Inc.(9)                                                              26,000         $   422,500
                     -------------------------------------------------------------------------------------------------------------
                     Toys 'R' Us, Inc.(9)                                                               45,100             980,925
                     -------------------------------------------------------------------------------------------------------------
                     Venture Stores, Inc.                                                               93,200             314,550
                                                                                                                       -----------
                                                                                                                         1,717,975
----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--11.0%
----------------------------------------------------------------------------------------------------------------------------------
Beverages--1.1%      Guinness PLC                                                                      160,000           1,177,492
                     -------------------------------------------------------------------------------------------------------------
                     Whitman Corp.                                                                      75,100           1,746,075
                                                                                                                       -----------
                                                                                                                         2,923,567
----------------------------------------------------------------------------------------------------------------------------------
Food--1.3%           Chiquita Brands International, Inc.                                                51,140             703,175
                     -------------------------------------------------------------------------------------------------------------
                     Groupe Danone                                                                       3,700             611,323
                     -------------------------------------------------------------------------------------------------------------
                     Nestle SA, Sponsored ADR                                                           20,000           1,108,938
                     -------------------------------------------------------------------------------------------------------------
                     Sara Lee Corp.(8)                                                                  34,000           1,083,750
                                                                                                                       -----------
                                                                                                                         3,507,186
----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.2%
                     Abbott Laboratories                                                                18,000             751,500
                     -------------------------------------------------------------------------------------------------------------
                     American Home Products Corp.                                                        9,000             873,000
                     -------------------------------------------------------------------------------------------------------------
                     Astra AB Free, Series A                                                            37,250           1,489,504
                     -------------------------------------------------------------------------------------------------------------
                     Bristol-Myers Squibb Co.                                                           30,000           2,576,250
                     -------------------------------------------------------------------------------------------------------------
                     Ciba-Geigy AG                                                                       2,525           2,227,326
                     -------------------------------------------------------------------------------------------------------------
                     Genzyme Corp.(8)(9)                                                                24,400           1,521,950
                     -------------------------------------------------------------------------------------------------------------
                     Johnson & Johnson                                                                  13,500           1,155,937
                     -------------------------------------------------------------------------------------------------------------
                     NBTY, Inc.(9)                                                                     137,500             653,125
                                                                                                                       -----------
                                                                                                                        11,248,592
----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies  Manor Care, Inc.(8)                                                                32,000           1,120,000
& Services--3.3%     -------------------------------------------------------------------------------------------------------------
                     Medtronic, Inc.(8)                                                                 24,800           1,385,700
                     -------------------------------------------------------------------------------------------------------------
                     Nellcor Puritan Bennett, Inc.(8)(9)                                                 8,000             464,000
                     -------------------------------------------------------------------------------------------------------------
                     Pyxis Corp.(9)                                                                     33,300             487,012
                     -------------------------------------------------------------------------------------------------------------
                     U.S. Healthcare, Inc.(8)                                                           75,000           3,487,500
                     -------------------------------------------------------------------------------------------------------------
                     Value Health, Inc.(9)                                                              31,200             858,000
                     -------------------------------------------------------------------------------------------------------------
                     Wellpoint Health Networks, Inc., Cl. A(9)                                          35,000           1,124,375
                                                                                                                       -----------
                                                                                                                         8,926,587
----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.4%
                     Procter & Gamble Co.                                                               12,000             996,000
----------------------------------------------------------------------------------------------------------------------------------
Tobacco--0.7%        Philip Morris Cos., Inc.(8)                                                        21,600           1,954,800
----------------------------------------------------------------------------------------------------------------------------------
Energy--3.7%
----------------------------------------------------------------------------------------------------------------------------------
Energy Services &    Coflexip SA, Sponsored ADR                                                         41,900             790,863
Producers--1.0%      -------------------------------------------------------------------------------------------------------------
                     Kerr-McGee Corp.                                                                   10,000             635,000
                     -------------------------------------------------------------------------------------------------------------
                     Landmark Graphics Corp.(9)                                                         53,900           1,253,175
                                                                                                                       -----------
                                                                                                                         2,679,038

                     10  Oppenheimer Asset Allocation Fund

                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.7% Ashland Coal, Inc.                                                               33,900           $   724,613
                     -------------------------------------------------------------------------------------------------------------
                     Ashland, Inc.                                                                    20,000               702,500
                     -------------------------------------------------------------------------------------------------------------
                     Atlantic Richfield Co.                                                           12,500             1,384,375
                     -------------------------------------------------------------------------------------------------------------
                     Royal Dutch Petroleum Co.                                                         7,000               987,875
                     -------------------------------------------------------------------------------------------------------------
                     Saga Petroleum AS, Cl. B                                                         70,000               875,297
                     -------------------------------------------------------------------------------------------------------------
                     Total SA, Sponsored ADR                                                          22,000               748,000
                     -------------------------------------------------------------------------------------------------------------
                     Unocal Corp.                                                                     62,000             1,805,750
                                                                                                                       -----------
                                                                                                                         7,228,410
----------------------------------------------------------------------------------------------------------------------------------
Financial--7.2%
----------------------------------------------------------------------------------------------------------------------------------
Banks--4.5%          Banco Frances del Rio de la Plata SA                                            120,750             1,068,844
                     -------------------------------------------------------------------------------------------------------------
                     Chemical Banking Corp.                                                           86,200             5,064,250
                     -------------------------------------------------------------------------------------------------------------
                     Deutsche Bank, Sponsored ADR                                                     22,500             1,068,502
                     -------------------------------------------------------------------------------------------------------------
                     NationsBank Corp.                                                                68,700             4,783,238
                                                                                                                       -----------
                                                                                                                        11,984,834
----------------------------------------------------------------------------------------------------------------------------------
Diversified          American Express Co.                                                             29,400             1,216,425
Financial--1.2%      -------------------------------------------------------------------------------------------------------------
                     H & R Block, Inc.                                                                28,900             1,170,450
                     -------------------------------------------------------------------------------------------------------------
                     IRSA Inversiones y Representaciones, SA                                         214,506               540,659
                     -------------------------------------------------------------------------------------------------------------
                     Merrill Lynch & Co., Inc.(8)                                                      8,000               408,000
                                                                                                                       -----------
                                                                                                                         3,335,534
----------------------------------------------------------------------------------------------------------------------------------
Insurance--1.5%      Aetna Life & Casualty Co.(8)                                                      9,000               623,250
                     -------------------------------------------------------------------------------------------------------------
                     American International Group, Inc.(8)                                            14,100             1,304,250
                     -------------------------------------------------------------------------------------------------------------
                     American Re Corp.(8)                                                             52,000             2,125,500
                                                                                                                       -----------
                                                                                                                         4,053,000
----------------------------------------------------------------------------------------------------------------------------------
Industrial--6.2%
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.6%
                     General Electric Co.                                                             23,800             1,713,600
----------------------------------------------------------------------------------------------------------------------------------
Industrial           Corning, Inc.                                                                    30,300               969,600
Materials--1.4%      -------------------------------------------------------------------------------------------------------------
                     Owens-Corning Fiberglass Corp.(8)(9)                                             60,000             2,692,500
                                                                                                                       -----------
                                                                                                                         3,662,100
----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.1%
                     Huarte SA                                                                        88,350               399,088
----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.3%  Jardine Matheson Holdings Ltd.                                                   70,936               485,912
                     -------------------------------------------------------------------------------------------------------------
                     Mannesmann AG                                                                     7,412             2,364,027
                     -------------------------------------------------------------------------------------------------------------
                     Pacific Dunlop Ltd.                                                             333,000               780,279
                     -------------------------------------------------------------------------------------------------------------
                     Tenneco, Inc.                                                                    38,200             1,895,675
                     -------------------------------------------------------------------------------------------------------------
                     Westinghouse Air Brake Co.                                                       47,300               502,563
                                                                                                                       -----------
                                                                                                                         6,028,456
----------------------------------------------------------------------------------------------------------------------------------
Transportation--1.8% Burlington Northern Santa Fe Corp.                                               25,000             1,950,000
                     -------------------------------------------------------------------------------------------------------------
                     Consolidated Freightways, Inc.(8)                                                44,200             1,171,300
                     -------------------------------------------------------------------------------------------------------------
                     Stolt-Nielsen SA                                                                 56,900             1,642,988
                                                                                                                       -----------
                                                                                                                         4,764,288

                     11 Oppenheimer Asset Allocation Fund


                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Technology--13.3%
----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.4%
                     McDonnell Douglas Corp.(8)                                                       11,400           $ 1,048,800
----------------------------------------------------------------------------------------------------------------------------------
Computer             Bay Networks, Inc.(8)(9)                                                         23,580               969,728
Hardware--2.6%       -------------------------------------------------------------------------------------------------------------
                     Cabletron Systems, Inc.(9)                                                       12,000               972,000
                     -------------------------------------------------------------------------------------------------------------
                     EMC Corp.(9)                                                                     39,600               608,850
                     -------------------------------------------------------------------------------------------------------------
                     International Business Machines Corp.                                            10,900             1,000,075
                     -------------------------------------------------------------------------------------------------------------
                     Norand Corp.(9)                                                                  41,700               489,975
                     -------------------------------------------------------------------------------------------------------------
                     Sun Microsystems, Inc.(8)(9)                                                     33,400             1,523,875
                     -------------------------------------------------------------------------------------------------------------
                     Xerox Corp.(8)                                                                   11,100             1,520,700
                                                                                                                       -----------
                                                                                                                         7,085,203
----------------------------------------------------------------------------------------------------------------------------------
Computer             BMC Software, Inc.(8)(9)                                                         11,000               470,250
Software--4.9%       -------------------------------------------------------------------------------------------------------------
                     Computer Associates International, Inc.                                          40,200             2,286,375
                     -------------------------------------------------------------------------------------------------------------
                     Electronic Arts, Inc.(8)(9)                                                      42,300             1,105,088
                     -------------------------------------------------------------------------------------------------------------
                     Marcam Corp.(9)                                                                  74,300             1,133,075
                     -------------------------------------------------------------------------------------------------------------
                     Microsoft Corp.(8)(9)                                                             8,000               702,000
                     -------------------------------------------------------------------------------------------------------------
                     Nintendo Co. Ltd.                                                                35,000             2,663,553
                     -------------------------------------------------------------------------------------------------------------
                     Novell, Inc.(9)                                                                  81,300             1,158,525
                     -------------------------------------------------------------------------------------------------------------
                     Structural Dynamics Research Corp.(8)(9)                                         48,000             1,410,000
                     -------------------------------------------------------------------------------------------------------------
                     Symantec Corp.(8)(9)                                                             91,602             2,129,747
                                                                                                                       -----------
                                                                                                                        13,058,613
----------------------------------------------------------------------------------------------------------------------------------
Electronics--3.3%    Advanced Micro Devices, Inc.(8)(9)                                               27,226               449,229
                     -------------------------------------------------------------------------------------------------------------
                     General Motors Corp., Cl. H                                                      23,100             1,134,788
                     -------------------------------------------------------------------------------------------------------------
                     Hewlett-Packard Co.(8)                                                           16,600             1,390,250
                     -------------------------------------------------------------------------------------------------------------
                     Integrated Silicon Solution, Inc.(9)                                             21,000               351,422
                     -------------------------------------------------------------------------------------------------------------
                     Intel Corp.(8)                                                                   60,000             3,405,000
                     -------------------------------------------------------------------------------------------------------------
                     Kyocera Corp.                                                                     9,000               669,209
                     -------------------------------------------------------------------------------------------------------------
                     Philips Electronics NV                                                           24,000               868,378
                     -------------------------------------------------------------------------------------------------------------
                     VLSI Technology, Inc.(8)(9)                                                      31,900               578,188
                                                                                                                       -----------
                                                                                                                         8,846,464
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications   Airtouch Communications, Inc.(9)                                                 36,500             1,031,125
Technology--2.1%     -------------------------------------------------------------------------------------------------------------
                     AT&T Corp.                                                                       10,700               692,825
                     -------------------------------------------------------------------------------------------------------------
                     ECI Telecommunications Ltd.(8)                                                   62,000             1,414,375
                     -------------------------------------------------------------------------------------------------------------
                     MCI Communications Corp.(8)                                                      94,800             2,476,650
                                                                                                                       -----------
                                                                                                                         5,614,975
----------------------------------------------------------------------------------------------------------------------------------
Utilities--2.3%
----------------------------------------------------------------------------------------------------------------------------------
Electric             Korea Electric Power Co.                                                         25,000               992,620
Utilities--0.8%      -------------------------------------------------------------------------------------------------------------
                     Verbund Oest Electriz                                                            19,000             1,143,366
                                                                                                                       -----------
                                                                                                                         2,135,986

                     12 Oppenheimer Asset Allocation Fund


                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%  Hong Kong & China Gas                                                             743,040        $  1,196,447
----------------------------------------------------------------------------------------------------------------------------------
Telephone            BCE, Inc.                                                                          34,000           1,173,000
Utilities--1.1%      -------------------------------------------------------------------------------------------------------------
                     US West Communications Group                                                       45,900           1,640,925
                                                                                                                      ------------
                                                                                                                         2,813,925
                                                                                                                      ------------
                     Total Common Stocks (Cost $108,046,548)                                                           148,498,407
==================================================================================================================================
Preferred Stocks--1.3%
----------------------------------------------------------------------------------------------------------------------------------
                     Alumax, Inc., $4.00 Cv., Series A                                                   6,333             816,957
                     -------------------------------------------------------------------------------------------------------------
                     Cyprus Amax Minerals Co., $4.00 Cv., Series A                                      17,666           1,046,711
                     -------------------------------------------------------------------------------------------------------------
                     Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C                       29,000           1,721,875
                                                                                                                      ------------
                     Total Preferred Stocks (Cost $2,703,347)                                                            3,585,543

                                                                                                    Units
==================================================================================================================================
Rights, Warrants and
Certificates--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                     People's Choice TV Corp. Wts., Exp. 6/00 (Cost $0)                                    500               5,000

                                                                                                    Face
                                                                                                    Amount(1)
==================================================================================================================================
Repurchase Agreement--4.2%
----------------------------------------------------------------------------------------------------------------------------------
                     Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 12/29/95, to be repurchased at $11,207,342 on 1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%, 12/31/96--11/5/04, with a value of
                     $6,079,441, U.S. Treasury Bonds, 6.25%--11.25%, 8/15/03--8/15/23,
                     with a value of $3,684,288, and U.S. Treasury Bills maturing 11/14/96,
                     with a value of $1,670,771 (Cost $11,200,000)                                 $11,200,000          11,200,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $222,149,541)                                                           99.7%        267,279,621
----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                            0.3             744,192
                                                                                                   -----------        ------------
Net Assets                                                                                               100.0%       $268,023,813
                                                                                                   ===========        ============

                     1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                     AUD--Australian Dollar         ITL--Italian Lira
                     CAD--Canadian Dollar           MXP--Mexican Peso
                     DKK--Danish Krone              PLZ--Polish Zloty
                     GBP--British Pound Sterling    ZAR--Zaire Makuta
                     2. Represents the current interest rate for a variable rate security.
                     3. Interest or dividend is paid in kind.
                     4. Represents the current interest rate for an increasing rate security.
                     5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                     6. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                     7. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,856,750 or 0.69% of the Fund's net assets, at December 31, 1995.

                     13  Oppenheimer Asset Allocation Fund

-------------------------------------------------------------------------------
8. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:




                                                                                                                        Market
                                               Face/Shares           Expiration      Exercise        Premium            Value
                                               Subject to Call       Date            Price           Received           See Note 1
----------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                        2,800                1/96            $ 80           $ 13,300           $    1,225
Advanced Micro Devices, Inc.                     5,400                1/96              45             11,313                  337
Aetna Life & Casualty Co.                        4,400                4/96              75             11,143                5,500
American International Group, Inc.               2,000                2/96              80             15,439               38,625
American Re Corp.                               10,400                7/96              45             19,187               18,200
BMC Software, Inc.                              11,000                2/96              50             38,169               15,125
Bay Networks, Inc.                               7,000                6/96              50             47,913               33,250
Consolidated Freightways, Inc.                  10,400                6/96              30             18,595               28,600
ECI Telecommunications Ltd.                     13,400                2/96              23             28,072               30,150
Electronic Arts, Inc.                           12,200                3/96              35             89,609                9,150
General Motors Corp.                             4,000                6/96              55             10,380               10,500
Genzyme Corp.                                    3,700                1/96              65             19,313                6,012
Hewlett-Packard Co.                              3,000                5/96             105             18,659                6,375
IMC Global, Inc.                                 9,600                1/96              33             10,177               79,200
IMC Global, Inc.                                 9,600                4/96              38             20,855               48,000
Intel Corp.                                     12,000                4/96              75             20,639                9,750
Louisiana-Pacific Corp.                          7,500                2/96              25             18,056                8,906
Louisiana-Pacific Corp.                          7,500                2/96              30              5,475                3,281
MCI Communications Corp.                        22,000                4/96              30             26,839               11,000
Manor Care, Inc.                                 8,000                1/96              35              8,840                7,500
Mattel, Inc.                                     8,000                7/96              35             10,888               10,000
McDonnell Douglas Corp                         . 2,200                5/96             100              9,834                8,525
Medtronic, Inc.                                  7,500                2/96              60             29,774                6,562
Medtronic, Inc.                                  6,000                5/96              65             15,791                9,750
Merrill Lynch & Co., Inc.                        8,000                1/96              55             29,759                3,000
Microsoft Corp.                                  3,300                1/96             105             32,900                  206
Microsoft Corp.                                  3,300                1/96             115             17,225                  206
Nellcor Puritan Bennett, Inc.                    8,000                4/96              60             15,759               27,000
Owens-Corning Fiberglass Corp.                  12,000                3/96              45             20,639               27,750
Philip Morris Cos., Inc.                         4,200                3/96              95             10,636                8,400
Sara Lee Corp.                                   6,800                7/96              35              9,145                5,950
Structural Dynamics Research Corp.               2,400                2/96              25              7,128               10,800
Structural Dynamics Research Corp.               7,200                5/96              30             15,083               24,300
Sun Microsystems, Inc.                          10,800                1/96              25             27,199              230,850
Sun Microsystems, Inc.                          10,000                4/96              35             31,099              130,000
Sun Microsystems, Inc.                          10,000                7/96              48             80,472               87,500
Symantec Corp.                                  11,000                1/96              30             32,669                  687
Symantec Corp.                                  11,000                1/96              35             20,294                2,062
U.S. Healthcare, Inc.                           15,000                4/96              48             48,298               43,125
VLSI  Technology, Inc.                           5,800                4/96              25             14,326                6,887
Xerox Corp.                                      2,200                7/96             150             18,084               11,829
                                                                                                     --------           ----------
                                                                                                     $948,975           $1,026,075
                                                                                                     ========           ==========

9. Non-income producing security.
See accompanying Notes to Financial Statements.

14  Oppenheimer Asset Allocation Fund

                     Statement of Assets and Liabilities December 31, 1995

==================================================================================================================================
Assets               Investments, at value (cost $222,149,541)--see accompanying statement                            $267,279,621
                     -------------------------------------------------------------------------------------------------------------
                     Cash                                                                                                  140,946
                     -------------------------------------------------------------------------------------------------------------
                     Receivables:
                     Interest and dividends                                                                              2,909,233
                     Investments sold                                                                                      635,407
                     Shares of beneficial interest sold                                                                    154,888
                     -------------------------------------------------------------------------------------------------------------
                     Other                                                                                                  29,080
                                                                                                                      ------------
                     Total assets                                                                                      271,149,175

==================================================================================================================================
Liabilities          Options written, at value (premiums received $948,975)--
                     see accompanying statement--Note 4                                                                  1,026,075
                     -------------------------------------------------------------------------------------------------------------
                     Payables and other liabilities:
                     Dividends                                                                                             762,430
                     Investments purchased                                                                                 561,044
                     Shares of beneficial interest redeemed                                                                414,277
                     Distribution and service plan fees                                                                    123,143
                     Deferred trustees' fees                                                                               122,797
                     Shareholder reports                                                                                    70,917
                     Transfer and shareholder servicing agent fees                                                          12,282
                     Other                                                                                                  32,397
                                                                                                                      ------------
                     Total liabilities                                                                                   3,125,362

==================================================================================================================================
Net Assets                                                                                                            $268,023,813
                                                                                                                      ============

==================================================================================================================================
Composition of       Paid-in capital                                                                                  $222,854,847
Net Assets           -------------------------------------------------------------------------------------------------------------
                     Overdistributed net investment income                                                                (621,120)
                     -------------------------------------------------------------------------------------------------------------
                     Accumulated net realized gain on investment and foreign currency transactions                         736,164
                     -------------------------------------------------------------------------------------------------------------
                     Net unrealized appreciation on investments and foreign currency--Note 3                            45,053,922
                                                                                                                      ------------
                     Net assets                                                                                       $268,023,813
                                                                                                                      ============

==================================================================================================================================
Net Asset Value      Class A Shares:
Per Share            Net asset value and redemption price per share (based on net assets of $251,353,155 and
                     19,233,516 shares of beneficial interest outstanding)                                                  $13.07
                     Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)        $13.87

                     -------------------------------------------------------------------------------------------------------------
                     Class B Shares:
                     Net asset value, redemption price and offering price per share (based on net assets
                     of $1,265,493 and 97,156 shares of beneficial interest outstanding)                                    $13.03

                     -------------------------------------------------------------------------------------------------------------
                     Class C Shares:
                     Net asset value, redemption price and offering price per share (based on net assets
                     of $15,405,165 and 1,184,070 shares of beneficial interest outstanding)                                $13.01



                     See accompanying Notes to Financial Statements.

                     15  Oppenheimer Asset Allocation Fund

                    Statement of Operations For the Year Ended December 31, 1995

==================================================================================================================================
Investment Income    Interest (net of foreign withholding taxes of $760)                                               $10,714,677
                     -------------------------------------------------------------------------------------------------------------
                     Dividends (net of foreign withholding taxes of $77,428)                                             2,671,485
                                                                                                                       -----------
                     Total income                                                                                       13,386,162

==================================================================================================================================
Expenses             Management fees--Note 5                                                                             1,943,505
                     -------------------------------------------------------------------------------------------------------------
                     Distribution and service plan fees--Note 5:
                     Class A                                                                                               450,363
                     Class B                                                                                                 1,749
                     Class C                                                                                               118,298
                     -------------------------------------------------------------------------------------------------------------
                     Transfer and shareholder servicing agent fees--Note 5                                                 295,734
                     -------------------------------------------------------------------------------------------------------------
                     Shareholder reports                                                                                   107,532
                     -------------------------------------------------------------------------------------------------------------
                     Custodian fees and expenses                                                                            62,946
                     -------------------------------------------------------------------------------------------------------------
                     Insurance expenses                                                                                     43,150
                     -------------------------------------------------------------------------------------------------------------
                     Trustees' fees and expenses                                                                            42,699
                     -------------------------------------------------------------------------------------------------------------
                     Legal and auditing fees                                                                                22,613
                     -------------------------------------------------------------------------------------------------------------
                     Registration and filing fees:
                     Class A                                                                                                   797
                     Class B                                                                                                   433
                     Class C                                                                                                 1,517
                     -------------------------------------------------------------------------------------------------------------
                     Other                                                                                                  25,682
                                                                                                                       -----------
                     Total expenses                                                                                      3,117,018

==================================================================================================================================
Net Investment Income                                                                                                   10,269,144

==================================================================================================================================
Realized             Net realized gain (loss) on:
and Unrealized       Investments                                                                                        11,689,559
Gain (Loss)          Closing and expiration of options written                                                             354,160
                     Foreign currency transactions                                                                        (291,420)
                                                                                                                       -----------
                     Net realized gain                                                                                  11,752,299

                     -------------------------------------------------------------------------------------------------------------
                     Net change in unrealized appreciation or depreciation on:
                     Investments and options written                                                                    30,258,335
                     Translation of assets and liabilities denominated in foreign currencies                             1,089,647
                                                                                                                       -----------
                     Net change                                                                                         31,347,982
                                                                                                                       -----------
                     Net realized and unrealized gain                                                                   43,100,281

==================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $53,369,425
                                                                                                                       ===========

                     See accompanying Notes to Financial Statements.

                     16  Oppenheimer Asset Allocation Fund

                     Statements of Changes in Net Assets

                                                                                       Year Ended December 31,
                                                                                       1995                           1994
==================================================================================================================================
Operations           Net investment income                                             $ 10,269,144                   $ 10,887,916
                     -------------------------------------------------------------------------------------------------------------
                     Net realized gain                                                   11,752,299                     16,983,602

==================================================================================================================================
                     Net change in unrealized appreciation or depreciation               31,347,982                    (32,351,338)
                                                                                       ------------                   ------------
                     Net increase (decrease) in net assets resulting
                     from operations                                                     53,369,425                     (4,479,820)

==================================================================================================================================
Dividends and        Dividends from net investment income:
Distributions to     Class A                                                             (9,264,819)                   (10,574,115)
Shareholders         Class B                                                                (14,574)                            --
                     Class C                                                               (386,395)                      (258,031)
                     -------------------------------------------------------------------------------------------------------------
                     Distributions from net realized gain:
                     Class A                                                            (10,313,461)                   (15,027,395)
                     Class B                                                                (52,208)                            --
                     Class C                                                               (630,243)                      (578,336)

==================================================================================================================================
Beneficial Interest  Net increase (decrease) in net assets resulting from
Transactions         beneficial interest transactions--Note 2:
                     Class A                                                            (18,002,247)                  (10,144,316)
                     Class B                                                              1,310,712                             --
                     Class C                                                              5,054,751                      9,705,207

==================================================================================================================================
Net Assets           Total increase (decrease)                                           21,070,941                    (31,356,806)
                     -------------------------------------------------------------------------------------------------------------
                     Beginning of period                                                246,952,872                    278,309,678
                                                                                       ------------                   ------------
                     End of period (including overdistributed net investment
                     income of $621,120 and $610,110 respectively)                     $268,023,813                   $246,952,872
                                                                                       ============                   ============

                     See accompanying Notes to Financial Statements.

                     17  Oppenheimer Asset Allocation Fund

                     Financial Highlights


                                                                      Class A
                                                                      ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                                      1995               1994              1993            1992
==================================================================================================================================
                     Per Share Operating Data:
                     Net asset value, beginning of period              $11.52             $13.05            $11.63          $11.22
                     -------------------------------------------------------------------------------------------------------------
                     Income (loss) from investment operations:
                     Net investment income                                .52                .54               .44             .39
                     Net realized and unrealized gain (loss)             2.08               (.75)             1.43             .44
                                                                       ------             ------            ------          ------
                     Total income (loss) from investment operations      2.60               (.21)             1.87             .83

                     -------------------------------------------------------------------------------------------------------------
                     Dividends and distributions to shareholders:
                     Dividends from net investment income                (.49)              (.53)             (.44)           (.42)
                     Distributions from net realized gain                (.56)              (.79)             (.01)             --
                                                                       ------             ------            ------          ------
                     Total dividends and distributions
                     to shareholders                                    (1.05)             (1.32)             (.45)           (.42)
                     -------------------------------------------------------------------------------------------------------------
                     Net asset value, end of period                    $13.07             $11.52            $13.05          $11.63

                     =============================================================================================================
                     Total Return, at Net Asset Value(5)                22.79%             (1.59)%           16.30%           7.54%

                     =============================================================================================================
                     Ratios/Supplemental Data:
                     Net assets, end of period (in thousands)        $251,353           $237,771          $277,914        $266,713
                     -------------------------------------------------------------------------------------------------------------
                     Average net assets (in thousands)               $249,660           $260,767          $272,303        $269,096
                     -------------------------------------------------------------------------------------------------------------
                     Ratios to average net assets:
                     Net investment income                               3.97%              4.10%             3.58%           3.41%
                     Expenses                                            1.15%              1.09%             1.14%           1.17%
                     -------------------------------------------------------------------------------------------------------------
                     Portfolio turnover rate(7)                          28.5%              31.5%             32.7%           60.3%
                     Average brokerage commission rate(8)               $0.04                 --                --              --


                     1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

                     2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

                     3. For the period from April 24, 1987 (commencement of operations) to December 31, 1987.

                     4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.

                     5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                     18 Oppenheimer Asset Allocation Fund


                                                                       Class B           Class C
----------------------------------------------------------------       ------------      ------------------------------------------
                                                                       Period Ended
                                                                       December 31,      Year Ended December 31,
1991(4)            1990          1989        1988      1987(3)         1995(2)           1995            1994          1993(1)
===================================================================================================================================
   $10.19        $10.67       $  9.78       $8.89         $10.00       $13.31            $11.49          $13.05        $12.86
-----------------------------------------------------------------------------------------------------------------------------------
      .40           .53           .49         .39            .27          .17               .40             .44          (.97)
     1.06          (.43)         1.17        1.09          (1.11)         .38              2.07            (.77)         1.29
---------        ------       -------      ------         ------       ------            ------          ------        ------
     1.46           .10          1.66        1.48           (.84)         .55              2.47            (.33)          .32

-----------------------------------------------------------------------------------------------------------------------------------

     (.43)         (.52)         (.48)       (.40)          (.26)        (.27)             (.39)           (.44)         (.12)
       --          (.06)         (.29)       (.19)          (.01)        (.56)             (.56)           (.79)         (.01)
---------        ------       -------      ------         ------       ------            ------          ------        ------
     (.43)         (.58)         (.77)       (.59)          (.27)        (.83)             (.95)          (1.23)         (.13)
---------        ------       -------      ------         ------       ------            ------          ------        ------
   $11.22        $10.19        $10.67       $9.78         $ 8.89       $13.03            $13.01          $11.49        $13.05
=========        ======       =======      ======         ======       ======            ======          ======        ======
===================================================================================================================================
    14.67%         0.93%        18.21%      15.88%         (8.60)%       4.44%            21.69%          (2.50)%        2.51%

===================================================================================================================================
 $276,800       $83,292       $81,194     $51,602        $32,718       $1,265           $15,405          $9,182          $396
-----------------------------------------------------------------------------------------------------------------------------------
 $192,870       $82,490       $68,134     $40,662        $31,407       $  520           $11,827          $5,601          $194
-----------------------------------------------------------------------------------------------------------------------------------

     3.78%         5.14%         4.71%       4.30%          3.84%(6)     2.62%(6)          3.08%           3.30%         2.19%(6)
     1.27%         1.36%         1.47%       1.50%          1.60%(6)     2.27%(6)          1.99%           2.00%         2.50%(6)
-----------------------------------------------------------------------------------------------------------------------------------
    102.0%         71.3%         60.2%      185.5%          83.7%        28.5%             28.5%           31.5%         32.7%
       --            --            --          --             --        $0.04             $0.04              --            --


                     6. Annualized.

                     7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculati on. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $70,870,630 and $96,292,578, respectively.

                     8. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

                     See accompanying Notes to Financial Statements.

                     19 Oppenheimer Asset Allocation Fund

                     Notes to Financial Statements

================================================================================
1. Significant       Oppenheimer Asset Allocation Fund (the Fund) is registered
   Accounting        under the Investment Company Act of 1940, as amended, as a
   Policies          diversified, open-end management investment company. The
                     Fund's investment objective is to seek high total investment return (current income and capital appreciation the value of its shares). The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class
                     A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.
                     Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                     -----------------------------------------------------------
                     Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

                     -----------------------------------------------------------
                     Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                     -----------------------------------------------------------
                     Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securiti es is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                     -----------------------------------------------------------
                     Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attribu table to a specific class are charged against the operations of that class.

                     -----------------------------------------------------------
                     Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no f ederal income or excise tax provision is required. At December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,336,000, which expires between 1996 and 1998.

                     20 Oppenheimer Asset Allocation Fund

================================================================================
1. Significant       Trustees' Fees and Expenses. The Fund has adopted a
   Accounting        nonfunded retirement plan for the Fund's independent
   Policies          trustees. Benefits are based on years of service and fees
   (contined)        paid to each trustee during the years of service. During
                     the year ended December 31, 1995, a provision of $3,936 was made for the Fund's projected benefit obligations, and a payment of $2,026 was made to a retired trustee, resulting in an accumulated liability of $112,884 at December 31, 1995.

                     -----------------------------------------------------------
                     Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                     -----------------------------------------------------------
                     Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
                     (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
                               During the year ended December 31, 1995, the Fund
                     changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect an increase in paid-in capital of $445,208, an increase in overdistributed net investment income of $614,366, and an increase in accumulated net realized gain on investments of $169,158.

                     -----------------------------------------------------------
                     Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                               The preparation of financial statements in
                     conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial stat ements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of         The Fund has authorized an unlimited number of no par
   Beneficial        value shares of beneficial interest. Transactions
   Interest          in shares of beneficial interest were as follows:


                                                               Year Ended December 31, 1995(1)    Year Ended December 31, 1994
                                                               ---------------------------------  --------------------------------
                                                               Shares              Amount         Shares               Amount
                     -------------------------------------------------------------------------------------------------------------
                     Class A:
                     Sold                                      1,154,810        $ 14,750,208       1,464,805          $ 18,650,064
                     Dividends and distributions reinvested    1,346,436          17,504,698       1,895,898            22,211,167
                     Redeemed                                 (3,900,352)        (50,257,153)     (4,030,121)          (51,005,547)
                                                              ----------        ------------      ----------          ------------
                     Net decrease                             (1,399,106)       $(18,002,247)       (669,418)         $(10,144,316)
                                                              ==========        ============      ==========          ============

                     -------------------------------------------------------------------------------------------------------------
                     Class B:
                     Sold                                         93,459        $  1,262,882              --          $         --
                     Dividends and distributions reinvested        4,293              55,836              --                    --
                     Redeemed                                       (596)             (8,006)             --                    --
                                                              ----------        ------------      ----------          ------------
                     Net increase                                 97,156        $  1,310,712              --          $         --
                                                              ==========        ============      ==========          ============

                     -------------------------------------------------------------------------------------------------------------
                     Class C:
                     Sold                                        556,244        $  7,139,931         757,806          $  9,618,332
                     Dividends and distributions reinvested       74,748             969,689          62,679               725,448
                     Redeemed                                   (245,902)         (3,054,869)        (51,824)             (638,573)
                                                              ----------        ------------      ----------          ------------
                     Net increase                                385,090        $  5,054,751         768,661          $  9,705,207
                                                              ==========        ============      ==========          ============

                     1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class B shares.

                     21  Oppenheimer Asset Allocation Fund

================================================================================
3. Unrealized        At December 31, 1995, net unrealized appreciation on
   Gains and Losses  investments and options written of $45,053,922 was composed
   on Investments    of gross appreciation of $52,170,014, and gross
   And Options       depreciation of $7,116,092.
   Written

================================================================================
4. Option Activity   The Fund may buy and sell put and call options, or write
                     covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
                               The Fund generally purchases put options or
                     writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
                               Options are valued daily based upon the last sale
                     price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
                               Securities designated to cover outstanding call
                     options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments.
                     Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
                               The risk in writing a call option is that the
                     Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exerc ised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                     Written option activity for the year ended December 31, 1995 was as follows:

                                                                                   Call Options
                                                                                   ----------------------------------------------
                                                                                   Number                      Amount
                                                                                   of Options                  of Premiums
                     ------------------------------------------------------------------------------------------------------------
                     Options outstanding at December 31, 1994                      2,308                       $  640,077
                     ------------------------------------------------------------------------------------------------------------
                     Options written                                               7,629                        1,970,648
                     ------------------------------------------------------------------------------------------------------------
                     Options cancelled in closing purchase transactions           (1,632)                        (374,891)
                     ------------------------------------------------------------------------------------------------------------
                     Options expired                                              (2,624)                        (539,344)
                     ------------------------------------------------------------------------------------------------------------
                     Options exercised                                            (2,475)                        (747,515)
                                                                                   -----                       ----------
                     Options outstanding at December 31, 1995                      3,206                       $  948,975
                                                                                   =====                       ==========

                     22 Oppenheimer Asset Allocation Fund

================================================================================
5. Management        Management fees paid to the Manager are in accordance with
   Fees and Other    the investment advisory agreement with the Fund which
   Transactions      provides for a fee of .75% on the first $200 million of
   With Affiliates   average annual net assets, .72% on the next $200 million
                     with a reduction of .03% on each $200 million thereafter, .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses
                     (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.
                               For the year ended December 31, 1995, commissions
                     (sales charges paid by investors) on sales of Class A shares totaled $348,120, of which $134,846 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sal es charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $44,878 and $48,655, of which $311 and $3,536, respectively, was paid to an affiliated broker/dealer.
                     During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $ 3,807 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                               OppenheimerFunds Services (OFS), a division of
                     the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
                               Under separate approved plans, each class may
                     expend up to .25% of its net assets annually to compensate
                     OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institution s. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expens es of $51,580 for Class B and $153,050 for Class C. During the year ended
                     December 31, 1995, OFDI paid $62,955 and $5,430,
                     respectively, to an affiliated broker/dealer as compensation for Class A and Class C personal service and maintenance expenses, and retained $1,745 and $70,168, respectively, a s compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

                     23  Oppenheimer Asset Allocation Fund

                     Independent Auditors' Report

================================================================================

                     The Board of Trustees and Shareholders of Oppenheimer Asset Allocation Fund:

                     We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Asset Allocation Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period t hen ended and the financial highlights for each of the years in the eight-year period then ended and the period from April 24, 1987 (commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibiity is to express an opinion on these financial statements and financial highlights based on our audits.
                               We conducted our audits in accordance with
                     generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining , on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed ot her auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                               In our opinion, the financial statements and
                     financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Asset Allocation Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets fo r each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended and the period from April 24, 1987 (commencement of operations) to December 31, 1987, in conformity with generally accepted accounting principles.


                     KPMG Peat Marwick LLP

                     Denver, Colorado
                     January 22, 1996

                     24  Oppenheimer Asset Allocation Fund

                     Federal Income Tax Information   (Unaudited)


================================================================================
                     In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
                               Distributions of $.7187, $.7047 and $.6907 per
                     share were paid to Class A, Class B and Class C shareholders, respectively, on December 28, 1995, of which, for each class of shares, $.5228 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
                               Dividends paid by the Fund during the fiscal year
                     ended December 31, 1995 which are not designated as capital gain distributions should be multiplied by 20.47% to arrive at the net amount eligible for the corporate dividend-received deduction.
                               The foregoing information is presented to assist
                     shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulatio ns, we recommend that you consult your tax advisor for specific guidance.

                     25  Oppenheimer Asset Allocation Fund

                     Oppenheimer Asset Allocation Fund
                     =================================================================
                     Officers and         Leon Levy, Chairman of the Board of Trustees
                     Trustees             Robert G. Galli, Trustee
                                          Benjamin Lipstein, Trustee
                                          Bridget A. Macaskill, Trustee and President
                                          Elizabeth B. Moynihan, Trustee
                                          Kenneth A. Randall, Trustee
                                          Edward V. Regan, Trustee
                                          Russell S. Reynolds, Jr., Trustee
                                          Sidney M. Robbins, Trustee
                                          Donald W. Spiro, Trustee
                                          Pauline Trigere, Trustee
                                          Clayton K. Yeutter, Trustee
                                          Richard H. Rubinstein, Vice President
                                          George C. Bowen, Treasurer
                                          Robert J. Bishop, Assistant Treasurer
                                          Scott Farrar, Assistant Treasurer
                                          Andrew J. Donohue, Secretary
                                          Robert G. Zack, Assistant Secretary

                     =================================================================
                     Investment Advisor   OppenheimerFunds, Inc.

                     =================================================================
                     Distributor          OppenheimerFunds Distributor, Inc.

                     =================================================================
                     Transfer and         OppenheimerFunds Services
                     Shareholder
                     Servicing Agent

                     =================================================================
                     Custodian of         The Bank of New York
                     Portfolio
                     Securities

                     =================================================================
                     Independent          KPMG Peat Marwick LLP
                     Auditors
                     =================================================================
                     Legal Counsel        Gordon Altman Butowsky Weitzen Shalov & Wein

                     This is a copy of a report to shareholders of Oppenheimer Asset Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Asset Allocation Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                     26  Oppenheimer Asset Allocation Fund

                     Oppenheimer Funds Family


                     OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.


                          When you invest with OppenheimerFunds, you can feel
                     comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.


                         At OppenheimerFunds, we don't charge a fee to exchange
                     shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.


                     ====================================================================================================
                     Stock Funds                 Global Emerging Growth Fund              Growth Fund
                                                 Enterprise Fund                          Global Fund
                                                 Discovery Fund                           Quest Global Value Fund
                                                 Quest Small Cap Value Fund               Oppenheimer Fund
                                                 Gold & Special Minerals Fund             Value Stock Fund
                                                 Target Fund                              Quest Value Fund

                     ====================================================================================================
                     Stock & Bond Funds          Main Street Income & Growth Fund         Global Growth & Income Fund
                                                 Quest Opportunity Value Fund             Equity Income Fund
                                                 Total Return Fund                        Asset Allocation Fund
                                                 Quest Growth & Income Value Fund         Strategic Income & Growth Fund

                     ====================================================================================================
                     Bond Funds                  International Bond Fund                  Bond Fund
                                                 High Yield Fund                          U.S. Government Trust
                                                 Strategic Income Fund                    Limited-Term Government Fund
                                                 Champion Income Fund

                     ====================================================================================================
                     Tax-Exempt Funds            California Tax-Exempt Fund2              Pennsylvania Tax-Exempt Fund2
                                                 Florida Tax-Exempt Fund2                 Tax-Free Bond Fund
                                                 New Jersey Tax-Exempt Fund2              Insured Tax-Exempt Fund
                                                 New York Tax-Exempt Fund2                Intermediate Tax-Exempt Fund

                     ====================================================================================================
                     Money Market Funds          Money Market Fund                        Cash Reserves


                     1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

                     2. Available only to investors in certain states. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203. (c) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

                     27 Oppenheimer Asset Allocation Fund

Information
General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0240.001.1295       February 28, 1996

(Picture of Jennifer Leonard)
(Caption) Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

================================================================================
(Oppenheimer Logo(R))

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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